Fees Summary	Nov. 03, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 6,963.26
Total Fee Amount	6,963.26
Total Transaction Valuation	45,481,774.68
Total Offset Amount	0.00
Net Fee	$ 0.00